Columbia Thermostat Fund
                                 Class Z Shares

                         Supplement to Prospectus dated
                               September 25, 2002


The following text replaces the description of the Liberty Select Value Fund, Class Z, on page 6 of the Fund's prospectus:


    Select Fund seeks long-term growth.

    The Fund invests, under normal market conditions, primarily in middle capitalization stocks. These are stock of mid-size companies that have market capitalizations similar in size to those companies in the Russell MidcapTM Value Index. As of September 30, 2002, that index included companies with capitalizations between approximately $224 million and $11 billion.

    Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."




143-36/602L-1002

                           October 21, 2002